UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 21, 2026

Standard BioTools Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34180 (Commission File Number)	77-0513190 (I.R.S. Employer Identification Number)
50 Milk Street, 10th Floor Boston, Massachusetts 02109
(Address of principal executive offices and zip code)
(650) 266-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	LAB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2026 Change of Control and Severance Plan

On May 21, 2026, the Board of Directors (the “Board”) of Standard BioTools Inc. (the “Company”) approved the Company’s 2026 Change of Control and Severance Plan and Participation Agreement thereunder (the “2026 Severance Plan”). The 2026 Severance Plan has a term until August 4, 2028. The 2026 Severance Plan is intended to provide certain payments of cash severance and other benefits to the Company’s executive leadership team in the event of a qualifying termination of employment with the Company, other than for the Company’s Chief Executive Officer who is party to a Participation Agreement under the Company’s 2023 Change of Control and Severance Plan (as amended and restated, the “2023 Severance Plan”) as further described below.

Certain members of the Company’s executive leadership team, and certain other designated employees are eligible to participate in the 2026 Severance Plan and to receive benefits thereunder. On May 27, 2026, each of Alex Kim (the Company’s Chief Financial Officer) and Sean Mackay (the Company’s Chief Business Officer) entered into Participation Agreements under the 2026 Severance Plan (together, the “Non-CEO Participation Agreements”), copies of which are filed herewith as Exhibits 10.2 and 10.3, respectively. For such individuals, the 2026 Severance Plan supersedes the severance and/or change in control related benefits previously provided to such individuals under the Company’s 2024 Change of Control and Severance Plan and any prior employment and severance agreements.

Under the 2026 Severance Plan, if the executive’s employment is terminated outside of the period beginning three months before a Change of Control (as defined in the 2026 Severance Plan) and ending 12 months after a Change of Control (such period, the “Change of Control Period”) for a reason other than Cause (as defined in the 2026 Severance Plan) or the executive’s death or Disability (as defined in the 2026 Severance Plan), then, subject to the severance conditions provided in the 2026 Severance Plan, the executive will be entitled to receive the following severance benefits:

• Continued payments (less applicable withholdings) totaling 100% of the executive’s annual base salary in effect as of the date of termination in equal installments over a period of 12 months.

• A pro-rated lump-sum payment of the executive’s annual target bonus in effect immediately prior to the termination.

• Reimbursement of costs of continued health coverage for the executive, his or her spouse, and/or his or her dependents, as applicable, for a period of up to 12 months.

• If the termination occurs on or prior to August 27, 2026, 100% vesting acceleration of the executive’s then-outstanding and unvested equity awards, provided that, if an equity award is to vest and/or the amount of the award to vest is to be determined based on the achievement of performance criteria, then, unless expressly otherwise provided in the applicable equity award agreement, 100% of such equity award will vest assuming the applicable performance criteria had been achieved at target levels for the relevant performance period(s).

• Reasonable outplacement services in accordance with any applicable policy of the Company that is in effect as of the executive’s termination (or if no such policy is in effect, as determined by the Company).

Under the 2026 Severance Plan, if an executive’s employment is terminated within the Change of Control Period either (i) by the Company for a reason other than Cause or the executive’s death or Disability or (ii) by the executive for Good Reason (as defined in the executive’s Participation Agreement under the 2026 Severance Plan), then, subject to the severance conditions provided in the 2026 Severance Plan, the executive will be entitled to receive the following severance benefits:

• A lump-sum payment (less applicable withholdings) totaling 150% of the sum of (x) his or her annual base salary (as in effect immediately before termination or immediately before the Change of Control, whichever is higher) plus (y) the greater of (A) his or her annual target bonus (as in effect immediately before termination or immediately before the Change of Control, whichever is higher) or (B) the average of the annual cash incentives actually paid to him or her for the three fiscal years preceding the year in which his or her termination occurs; provided, however, that if the annual bonus with respect to the most recently preceding fiscal year has not yet been paid, his or her annual target bonus will be used as the bonus for that year in calculating the average.

• A pro-rated lump-sum payment of the executive’s annual target bonus in effect immediately prior to the Change of Control or the termination, whichever is greater.

• Reimbursement of costs for continued health coverage for the executive, his or her spouse, and/or his or her dependents, as applicable, for a period of up to 18 months.

• 100% vesting acceleration of his or her then-outstanding and unvested equity awards, provided that, if an equity award is to vest and/or the amount of the award to vest is to be determined based on the achievement of performance criteria, then, unless otherwise provided in the applicable equity award agreement, 100% of such equity award will vest assuming the applicable performance criteria had been achieved at target levels for the relevant performance period(s).

The foregoing descriptions of the 2026 Severance Plan and the form of Participation Agreement thereunder and the Non-CEO Participation Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the 2026 Severance Plan, including the form of Participation Agreement thereunder, and the Non-CEO Participation Agreements, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

2023 Change of Control and Severance Plan, As Amended and Restated

Additionally, on May 21, 2026, the Board approved the 2023 Severance Plan. The 2023 Severance Plan has an initial term until August 4, 2028, subject to automatic one-year renewals thereunder unless non-renewed by the Company upon twelve months’ prior notice. The 2023 Severance Plan is intended to provide certain payments of cash severance and other benefits to certain members of the Company’s executive leadership team in the event of a qualifying termination of employment with the Company. On May 22, 2026, the Company’s Chief Executive Officer, Michael Egholm, Ph.D., entered into a participation agreement under the 2023 Severance Plan (the “Egholm Participation Agreement”), a copy of which is filed herewith as Exhibit 10.5. Dr. Egholm is the only participant under the 2023 Severance Plan.

Under the 2023 Severance Plan, if an executive’s employment is terminated outside of the Change of Control Period for a reason other than Cause (as defined in the 2023 Severance Plan) or the executive’s death or Disability (as defined in the 2023 Severance Plan), the executive will be entitled to receive the following severance benefits:

• Continued payments (less applicable withholdings) totaling 200% of the executive’s annual base salary in effect as of the date of termination in equal installments over a period of 24 months.

• Reimbursement of costs of continued health coverage for the executive, his or her spouse, and/or his or her dependents, as applicable, for a period of up to 12 months.

• Reasonable outplacement services in accordance with any applicable policy of the Company that is in effect as of the executive’s termination (or if no such policy is in effect, as determined by the Company).

Under the 2023 Severance Plan, if an executive’s employment is terminated within the Change of Control Period either (i) by the Company for a reason other than Cause or the executive’s death or Disability or (ii) by the executive for Good Reason (as defined in the executive’s Participation Agreement under the 2023 Severance Plan), the executive will be entitled to receive the following severance benefits:

• A lump-sum payment (less applicable withholdings) totaling 250% of the sum of (x) his or her annual base salary (as in effect immediately before termination or immediately before the Change of Control, whichever is higher) plus (y) the greater of (A) his or her annual target bonus (as in effect immediately before termination or immediately before the Change of Control, whichever is higher) or (B) the average of the annual bonuses actually paid to him or her for the three fiscal years preceding the year in which termination occurs; provided, however, that if the annual bonus with respect to the most recently preceding fiscal year has not yet been paid, his or her annual target bonus will be used as the bonus for that year in calculating the average.

• A pro-rated lump-sum payment of the executive’s annual target bonus in effect immediately prior to the Change of Control or the termination, whichever is greater.

• Reimbursement of costs for continued health coverage for the executive, his or her spouse, and/or his or her dependents, as applicable, for a period of up to 30 months.

• 100% vesting acceleration of his or her then-outstanding and unvested equity awards, provided that, if an equity award is to vest and/or the amount of the award to vest is to be determined based on the achievement of performance criteria, then, unless otherwise provided in the applicable equity award agreement, 100% of such equity award will vest assuming the applicable performance criteria had been achieved at target levels for the relevant performance period(s).

The foregoing descriptions of the 2023 Severance Plan and the form of Participation Agreement thereunder and the Egholm Participation Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2023 Severance Plan, including the form of Participation Agreement thereunder, and the Egholm Participation Agreement, copies of which are filed as Exhibits 10.4 and 10.5, respectively to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1+	2026 Change of Control and Severance Plan and Participation Agreement
10.2+	2026 Change of Control and Severance Plan Participation Agreement, dated as of May 27, 2026, by and between Standard BioTools Inc. and Alex Kim.
10.3+	2026 Change of Control and Severance Plan Participation Agreement, dated as of May 27, 2026, by and between Standard BioTools Inc. and Sean MacKay.
10.4+	2023 Change of Control and Severance Plan Participation Agreement, as amended and restated.
10.5+	2023 Change of Control and Severance Plan and Participation Agreement, dated as of May 22, 2026, by and between Standard BioTools Inc. and Michael Egholm, Ph.D.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Management compensation plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 28, 2026

STANDARD BIOTOOLS INC.

By:	/s/ Alex Kim
Name:	Alex Kim
Title:	Chief Financial Officer